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                               CONSTELLATION FUNDS

                            TARGET SELECT EQUITY FUND

                       Supplement dated December 16, 2004
                    to the Prospectus dated January 31, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

On December 4, 2004, the Board of Trustees (the "Trustees") of Constellation Funds unanimously approved by written consent a proposal to close and liquidate the Constellation Target Select Equity Fund (the "Fund"), effective January 31, 2004. This decision was made after careful consideration of the Fund's asset size, strategic importance, current expenses and historical performance. As a result of the decision to close and liquidate the Fund, the Trustees also voted to close the Fund to new investments effective as of the close of business on December 31, 2004.

BECAUSE THE FUND WILL BE CLOSED AND LIQUIDATED ON JANUARY 31, 2004, WE RECOMMEND THAT YOU CONSIDER SELLING YOUR SHARES PRIOR TO THAT DATE. You may sell shares on any business day by contacting us directly by mail, telephone (1-866-242-5742) or via our website (www.constellationfundsgroup.com). If you invest through a financial institution, you should contact the financial institution for more information on how to sell your shares. If you still hold shares of the Fund as of January 31, 2004, we will automatically redeem your shares for cash and remit the proceeds to you (via check or wire) based on the instructions listed on your account.

If you participate in a Systematic Investment Plan, automatic deductions will no longer be made from your bank account after December 31, 2004. If you participate in a Systematic Withdrawal Plan, automatic withdrawals will no longer be made from your Fund account after December 31, 2004.

The sale or liquidation of your shares will generally be a taxable event. You should consult your personal tax advisor concerning your particular tax situation.

You may obtain additional information by calling the Fund's investment adviser, Constellation Investment Management Company, LP, at 1-866-242-5742.



                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE


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